SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)              December 5, 1996


               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                            33-91148                   13-3526694
(State or other jurisdiction of       (Commission                (IRS Employer
 incorporation)                       File Number)                ID Number)

One New York Plaza, New York, New York                                 10292
(Address of principal executive offices)                            (Zip Code)

Registrant's Telephone Number,
 including area code:                                           (212) 214-7435



                                    No Change
(Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS


     This Current Report on Form 8-K is being filed to file the consent of Coopers & Lybrand L.L.P., independent public accountants for MBIA Insurance Corporation.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.

23.1     Consent of Coopers & Lybrand L.L.P.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PRUDENTIAL SECURITIES SECURED
                                            FINANCING CORPORATION


                                            By:    /s/LEN BLUM
                                            Name:  Len Blum
                                                   Title: Vice President


Dated:  December 5, 1996